UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):    December 11, 1998




                          BENCHMARK ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)




         3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS         77515
        (Address of principal executive offices)     (Zip code)




      Registrant's telephone number, including area code:  (409) 849-6550

ITEM 5. Other Events.

      On December 11, 1998, Benchmark Electronics, Inc. ("Benchmark") issued the press release filed herewith.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following materials are filed as exhibits to this Current Report on Form 8-K.

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------

         1              Press release of Benchmark Electronics, Inc. dated
                        December 11, 1998.



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
                               S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARK ELECTRONICS, INC.



Dated: December 11, 1998            By:   /s/ DONALD E. NIGBOR
                                        ----------------------
                                          Donald E. Nigbor
                                          President


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
                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

   1               Press release of Benchmark Electronics, Inc. dated December
                   11, 1998.



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